Exhibit 99.1

   Certification Required Under Section 906 of the Sarbanes-Oxley Act of 2002
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     The  undersigned hereby certify that, to the best of their knowledge, based upon their review of the Annual Report on Form 10-KSB for the year ended December 31, 2002, of I SITES, INC. (the "Report"), that:

(i)     the  Report  fully  complies  with  the requirements of Section 13(a) or
Section  15(d)  of  the  Securities  Exchange  Act  of  1934;  and

(ii) the information contained in the Report fairly presents in all material respects the financial condition and results of operations of the Registrant as of and for the periods presented in the Report.



                                               s/Brian D. Cohen
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Date: April 15, 2003                        Brian  D. Cohen, President
                                            Chief  Executive  Officer



                                               s/Gregory A. Pangburn
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                                            Gregory A. Pangburn
Date: April 15, 2003                        Chief  Financial  Officer